Exhibit 32.01
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the nine months ended September 30, 2024 of Chegg, Inc. (the “Registrant”) filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, each certify, in accordance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, that to the best of his knowledge:
(1)The Report, to which this certification is attached as Exhibit 32.01, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 12, 2024

/S/ NATHAN SCHULTZ	/S/ DAVID LONGO
Nathan Schultz	David Longo
Chief Executive Officer and President	Chief Financial Officer